UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                   )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

⌧	Definitive Additional Materials

◻	Soliciting Material under §240.14a-12

UNITED STATES LIME & MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.

◻	Fee paid previously with preliminary materials.

◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

United States Lime & Minerals, Inc. (the “Company”) filed its Proxy Statement, dated March 30, 2023 (the “Proxy Statement”), and the related Proxy Card (the “Proxy Card”) for the Company’s 2023 Annual Meeting of Shareholders to be held on May 5, 2023 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”). This Proxy Statement Supplement and Amended Proxy Card are being filed with the SEC to add a new Proposal 3 for the shareholders to approve, on a non-binding, advisory basis, the frequency with which the Company will hold its non-binding advisory say-on-pay vote on the compensation paid to our named executive officers (“Proposal 3”).

Proposal 3 was inadvertently omitted from the Proxy Statement and related Proxy Card when originally filed with the SEC and mailed to shareholders. Other than the addition of Proposal 3 to the Proxy Statement and the Amended Proxy Card and an Amended Notice of 2023 Annual Meeting of Shareholders that adds Proposal 3, no other changes have been made to the Proxy Statement or the Proxy Card as originally filed and mailed.

UNITED STATES LIME & MINERALS, INC.

5429 LBJ Freeway

Suite 230

Dallas, Texas 75240

AMENDED NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 5, 2023

To the Shareholders of United States Lime & Minerals, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Shareholders of United States Lime & Minerals, Inc., a Texas corporation (the “Company”), will be held on Friday, the 5th day of May 2023, at 10:00 a.m. local time, at the Residence Inn Dallas by the Galleria, 5460 James Temple Drive, Dallas, Texas 75240 (the “Annual Meeting”), for the following purposes:

1.	To elect six directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;
2.	To approve, on a non-binding advisory basis, the Company’s executive compensation;
3.	To approve, on a non-binding advisory basis, the frequency of holding the non-binding advisory vote on the Company’s executive compensation; and
4.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

Information regarding the matters to be acted upon in the Annual Meeting is contained in the proxy statement made available to shareholders on or about March 30, 2023, except that additional information with respect to proposal 3 listed above is set forth in the accompanying Proxy Statement Supplement.

The Board of Directors has fixed the close of business on March 17, 2023 as the record date for the determination of shareholders entitled to notice of and to vote in the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote in the Annual Meeting or any adjournment thereof. A complete list of such shareholders will be available for inspection during usual business hours for ten days prior to the Annual Meeting at the corporate office of the Company in Dallas, Texas and shall be open to the examination of any shareholder during the whole time of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, shareholders are urged to complete, sign, and date the accompanying amended proxy card and to return it promptly in the postage-paid return envelope provided or use Internet or telephone voting according to the instructions on the proxy card. A shareholder who has given a proxy may revoke the proxy by attending the Annual Meeting and voting in person, by sending the Company a written notice of revocation, by submitting a signed proxy card with a later date or by voting through the Internet or by telephone at a later date.

By Order of the Board of Directors,

Timothy W. Byrne
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders To Be Held on May 5, 2023: The Company’s 2023 Proxy Statement, Proxy Statement Supplement, and 2022 Annual Report to Shareholders, including the Company’s 2022 Annual Report on Form 10-K, are available at http://investors.uslm.com/annual-report-and-filings.

UNITED STATES LIME & MINERALS, INC.

5429 LBJ Freeway

Suite 230

Dallas, Texas 75240

PROXY STATEMENT SUPPLEMENT TO

PROXY STATEMENT, DATED MARCH 30, 2023

FOR

2023 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 5, 2023

INTRODUCTION

The accompanying amended proxy card, mailed together with this proxy statement supplement (this “Supplement”), is solicited by and on behalf of the board of directors of United States Lime & Minerals, Inc., a Texas corporation (the “company,” “we,” “us” or “our”), for use at our 2023 Annual Meeting of Shareholders to be held on May 5, 2023 (the “Annual Meeting”) at the time and place and for the purposes set forth in the accompanying Amended Notice of 2023 Annual Meeting of Shareholders (the “Amended Notice”).  The approximate date on which this Supplement and the amended proxy card were first given or sent to our shareholders is April 3, 2023.

On March 30, 2023, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting with the Securities and Exchange Commission (the “SEC”), and made available to our shareholders on the Internet, and commenced delivering to our shareholders by mail, the Proxy Statement and related proxy materials.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to shareholders regarding the frequency with which to hold our non-binding advisory vote on the company’s executive compensation. This Supplement has been prepared to provide our shareholders with information regarding a new non-binding proposal to vote on whether future advisory votes on the compensation of the company’s named executive officers should occur every one year, every two years or every three years (the “Say-on-Frequency Proposal”).

This Supplement is being mailed to our shareholders of record as of the close of business on March 17, 2023, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice. This Supplement and the Amended Notice  supplement and amend the Notice of 2023 Annual Meeting of Shareholders and the Proxy Statement, each dated March 30, 2023, previously mailed to our shareholders.

This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously mailed to our shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

Shareholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say-on-Frequency Proposal as Proposal 3. Shareholders of record may vote on all three proposals by submitting the amended proxy card enclosed with this Supplement. Properly executed proxy cards that do not contain voting instructions for any proposal will be voted in accordance with the recommendations of the board of directors.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals, but it will not be voted on the Say-on-Frequency Proposal.  PLEASE NOTE THAT IF YOU SUBMIT AN AMENDED PROXY CARD IT WILL REVOKE AND REPLACE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH OF THE THREE PROPOSALS ON THE AMENDED PROXY CARD, VOTE THROUGH THE INTERNET OR BY TELEPHONE, OR ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Except for the addition of Proposal 3, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our 2017 annual meeting of shareholders, our shareholders voted, on an advisory basis, to hold the non-binding advisory vote to approve the company’s executive compensation annually.  Since that time, we have held an advisory shareholder vote on our executive compensation at each year’s annual meeting.  The Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC provide that shareholders again be given the opportunity to vote at the Annual Meeting, on a non-binding advisory basis, for their preference as to how frequently we should hold future non-binding advisory votes on the compensation of our named executive officers as disclosed in our proxy statements.  Under this proposal, shareholders may indicate whether they would prefer that we hold our future non-binding advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from voting on this proposal.

Our board of directors and compensation committee believe that an annual vote – i.e., the 1 Year frequency option – is consistent with the company’s efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.  The board and committee have determined that an annual vote will best provide for a meaningful understanding of our shareholders’ view on whether they perceive our approach to executive compensation as creating an effective pay-for-performance culture.  Further, an annual vote will allow our shareholders to provide timely, direct input on our executive compensation as disclosed in the proxy statement each year.  However, shareholders should note that, because the vote on executive compensation occurs well after the beginning of the compensation year, and because the different components of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s vote on executive compensation by the time of the following year’s annual meeting of shareholders.

This frequency vote is advisory and not binding on the company or our board of directors or compensation committee. The board and committee will take into account the results of the vote, however, in considering the frequency of holding future non-binding advisory votes on executive compensation.

Shareholders may cast a vote on their preferred frequency for our holding a non-binding advisory vote on executive compensation by selecting the option of one year, two years, or three years, or by abstaining from the vote.  Our board and the compensation committee unanimously recommend that all shareholders vote for holding an annual non-binding advisory vote on our executive compensation – i.e., the 1 Year frequency option.

The affirmative vote of a majority of the shares entitled to vote, and present, either in person or represented by proxy, is required to approve this proposal.  Abstentions have the effect of a vote against all three frequency options, but broker non-votes are not counted.

VOTING AND REVOCABILITY OF PROXIES

If you sign and return the amended proxy card, it will revoke and replace all prior proxy cards you have submitted. If you do not sign and return the amended proxy card, and have already voted, your previously submitted proxy card will be voted at the Annual Meeting with respect to all other proposals, but it will not be voted on the Say-on-Frequency Proposal. In order to vote on the Say-on-Frequency Proposal, you must submit a vote on Proposal 3 by mailing the amended proxy card, or by voting through the Internet or by telephone, or by attending the Annual Meeting and vote in person.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy card will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy card. If no instructions are indicated on the amended proxy card, the proxy card will be voted “FOR” the election of each nominee for director;  “FOR” the advisory, non-binding Say-on-Pay resolution, and for “1 YEAR” on the advisory non-binding Say-on-Frequency Proposal.

UNITED STATES LIME & MINERALS, INC.

Timothy W. Byrne
Dallas, Texas	President and Chief Executive Officer
April 3, 2023

3. To approve a non-binding advisory vote on the frequency of holding the non-binding advisory vote on executive compensation. 1 Year 2 Years 3 Years Abstain Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 1 U P X Mark here to vote FOR all nominees 01 - T. W. Byrne 02 - R. W. Cardin 03 - A. M. Doumet 04 - S. C. Duhé 05 - T. S. Hawkins, Jr. 06 - B. R. Hughes Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________________________________ United States Lime and Minerals, Inc. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03S4FE + + 1. To elect Directors — Nominees: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Amended Proxy Card 2. To approve a non-binding advisory vote on executive compensation. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any adjournment thereof. Matters to be voted upon – The Board of Directors Recommends a vote FOR all director nominees, FOR proposal 2 and for the approval of the 1 Year (annual) frequency option for holding the non-binding advisory vote on executive compensation. A THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW PROPOSAL 3. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 M M M M M M M M M MMMMMMMMMMMMMMM 5 7 3 9 5 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # ∆ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/USLM or scan the QR code — login details are located in the shaded bar below Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/USLM Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 1:00 a.m., Local Time, on May 5, 2023 Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/USLM Proxy Solicited by Board of Directors for Annual Meeting — May 5, 2023 The undersigned hereby appoints Antoine M. Doumet and Timothy W. Byrne, and either of them, proxies, with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of UNITED STATES LIME & MINERALS, INC. standing in the name of the undersigned on March 17, 2023, at the Annual Meeting of Shareholders to be held on May 5, 2023, at the Residence Inn Dallas by the Galleria, 5460 James Temple Drive, Dallas, Texas 75240, and at any adjournment thereof, and especially to vote on the items of business specified below, as more fully described in the Amended Notice of the Annual Meeting dated April 3, 2023, and the Proxy Statement and the Proxy Statement Supplement, the receipt of which is hereby acknowledged. You are encouraged to record your vote on the following items of business to be brought before the Annual Meeting, but you need not mark any box on this proxy card if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign, date, and return this proxy card. Remember, you can revoke your proxy by voting through the Internet or by telephone at a later date, by attending the Annual Meeting and voting in person, or by submitting to the Company, prior to the Annual Meeting, a written notice of revocation or a later dated signed proxy card. YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. (Continued and to be signed on reverse side.) Proxy — United States Lime and Minerals, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q C Non-Voting Items + + Change of Address — Please print new address below.